M Fund, Inc.
Supplement dated as of July 31, 2008, to the
Prospectus dated April 29, 2008

Effective June 9, 2008, Mr. John Ajay was added as a secondary portfolio manager of the Business Opportunity Value Fund (“Fund”).  Mr. David Cohen remains the primary portfolio manager of the Fund.

The following language is added to the end of the second paragraph of the sub-section “Sub-Advisers – Iridian Asset Management LLC (Iridian)” within the section “Management of the Funds” on page 23 of the Prospectus:

John Ajay, Managing Director, has assisted Mr. Cohen in the management of the Fund since June 9, 2008.  Mr. Ajay joined Iridian in June 2008.  Prior to joining Iridian, he was a senior analyst and sector portfolio manager with Principled Capital Management LLC from October 2006 through February 2008 and the Managing Director of Shumway Capital Partners LLC from May 2003 through April 2006.

M Fund, Inc.
Supplement dated as of July 31, 2008, to the
Statement of Additional Information dated April 29, 2008

Effective June 9, 2008, Mr. John Ajay was added as a secondary portfolio manager of the Business Opportunity Value Fund (“Fund”).  Mr. David Cohen remains the primary portfolio manager of the Fund.

The first and second paragraph of the section “Investment Advisory and Other Services – Sub-Advisors” with regard to Iridian Asset Management LLC on page 30 of the Statement of Additional Information is replaced with the following language:

Iridian Asset Management LLC (“Iridian”), Sub-Adviser to the Business Opportunity Value Fund, is located at 276 Post Road West, Westport, Connecticut 06880.  Iridian is wholly owned by the Bank of Ireland, whose principal offices are located in Dublin, Ireland. Mr. David Cohen is responsible for the day-to-day management of the Fund and is assisted by Mr. John Ajay. As of June 30, 2008, Messrs. Cohen and Ajay are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
David Cohen	3	$1,063,603,626	3	$253,385,212	19	$873,563,760

John Ajay	2	$173,113,021	3	$253,385,212	19	$873,563,760

Messrs. Cohen and Ajay do not manage any accounts for which an advisory fee based on the account’s performance is earned.

The first sentence of the sub-section “Conflicts of Interest” within the section “Investment Advisory and Other Services – Sub-Advisors” with regard to Iridian Asset Management LLC on page 31 of the Statement of Additional Information is replaced with the following language:

Iridian serves as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of the Fund managed by Messrs. Cohen and Ajay.

The last sentence of the sub-section “Compensation” within the section “Investment Advisory and Other Services – Sub-Advisors” with regard to Iridian Asset Management LLC on page 31 of the Statement of Additional Information is replaced with the following information:

As of June 30, 2008, neither Mr. Cohen nor Mr. Ajay beneficially owned any shares of the Business Opportunity Value Fund.